Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Danaos Corporation (the “Company”) for the fiscal year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company hereby certifies to the undersigned’s knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2007
/s/ Dimitri J. Andritsoyiannis
Dimitri J. Andritsoyiannis
Vice President and Chief Financial Officer